UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2011

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective on April 29, 2011 in connection with the execution and delivery of a stock transfer agreement (included as Exhibit 99.3 in this Report, the “Stock Transfer Agreement”) with respect to the sale of all of the Class A Common Stock of Steinway Musical Instruments, Inc. (the “Company”), Messrs. A. Clinton Allen, Rudolph K. Kluiber and Peter McMillan retired as members of the Company’s Board of Directors. Messrs. Allen, Kluiber and McMillan also served on the Option, Compensation and Audit Committees of the Board.

On May 2, 2011, the Company’s Board of Directors elected Messrs. Michael T. Sweeney (age 53), Edward Kim (age 70) and Don Kwon (age 37) as Directors of the Company effective April 29, 2011 to fill the vacancies created by the retirement of Messrs. Allen, Kluiber and McMillan and to serve until their respective successors are appointed and qualified. The Board has determined that each of Messrs. Sweeney, Kim and Kwon are independent according to applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Mr. Sweeney, Mr. Kim and current director Mr. David Lockwood will serve on the Audit Committee. Messrs. Kwon, Sweeney and Kim will serve on the Compensation Committee. Messrs. Kwon, Lockwood and Kim will serve on the Option Committee and Messrs. Kwon, Lockwood and Sweeney will serve on the Nominating and Corporate Governance Committee. Messrs. Sweeney, Kwon and Kim will receive compensation for their service on the Board pursuant to the Company’s compensation policy for Directors. A full text of the press release announcing the appointments is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

On May 1, 2011, the Company entered into an Employment Agreement with Dana D. Messina. The agreement provides that Mr. Messina will continue to serve as President and Chief Executive Officer of the Company in consideration of an annual base salary of $750,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Messina is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company. The agreement provides that in the event the Company terminates Mr. Messina without cause or does not renew the agreement or Mr. Messina terminates his employment for good reason, it is obligated to pay Mr. Messina a lump sum equal to twice his latest annual salary plus bonus in consideration of Mr. Messina’s agreement to not compete with the Company for a period of two years from the date of termination or non-renewal.

On May 1, 2011, the Company entered into an Employment Agreement with Kyle R. Kirkland. The agreement provides that Mr. Kirkland will continue to serve as Chairman of the Board of the Company in consideration of an annual base salary of $350,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Kirkland is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company. The agreement provides that in the event the Company terminates Mr. Kirkland without cause or does not renew the agreement or Mr. Kirkland terminates his employment for good reason, it is obligated to pay to Mr. Kirkland a lump sum equal to twice his latest annual salary plus bonus in consideration of Mr. Kirkland’s agreement to not compete with the Company for a period of two years from the date of termination or non-renewal.

On May 1, 2011, the Company entered into an Employment Agreement with Dennis M. Hanson. The agreement provides that Mr. Hanson will continue to serve as General Counsel, Sr. Executive Vice

President and Chief Financial Officer of the Company in consideration of an annual base salary of $465,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Hanson is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by the Company. The agreement provides that in the event the Company terminates Mr. Hanson without cause or does not renew the agreement or Mr. Hanson terminates his employment for good reason, it is obligated to pay to Mr. Hanson a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Hanson’s agreement to not compete with the Company for a period of one year from the date of termination or non-renewal.

On May 1, 2011, Steinway & Sons entered into an Employment Agreement with Thomas Kurrer. The agreement provides that Mr. Kurrer will continue to serve as President of Steinway & Sons worldwide in consideration of an annual base salary of €392,500, which may be increased following the end of each year of service. In addition to a base salary, Mr. Kurrer is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by Steinway & Sons. The agreement provides that in the event Steinway & Sons terminates Mr. Kurrer without cause or does not renew the agreement or Mr. Kurrer terminates his employment for good reason, it is obligated to pay to Mr. Kurrer a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Kurrer’s agreement to not compete with Steinway & Sons for a period of one year from the date of termination or non-renewal.

On May 1, 2011, Conn-Selmer, Inc. entered into an Employment Agreement with John M. Stoner, Jr. The agreement provides that Mr. Stoner will continue to serve as President of Conn-Selmer, Inc. in consideration of an annual base salary of $460,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Stoner is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by Conn-Selmer, Inc. The agreement provides that in the event Conn-Selmer, Inc. terminates Mr. Stoner without cause or does not renew the agreement or Mr. Stoner terminates his employment for good reason, it is obligated to pay to Mr. Stoner a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Stoner’s agreement to not compete with Conn-Selmer, Inc. for a period of one year from the date of termination or non-renewal.

On May 1, 2011, Steinway, Inc. entered into an Employment Agreement with Ronald Losby. The agreement provides that Mr. Losby will continue to serve as President of Steinway, Inc. in consideration of an annual base salary of $375,000, which may be increased following the end of each year of service. In addition to a base salary, Mr. Losby is eligible to receive bonuses and certain other employment benefits. The agreement automatically renews on an annual basis unless at least 60 days notice is given by Steinway, Inc. The agreement provides that in the event Steinway, Inc. terminates Mr. Losby without cause or does not renew the agreement or Mr. Losby terminates his employment for good reason, it is obligated to pay to Mr. Losby a lump sum equal to his latest annual salary plus bonus in consideration of Mr. Losby’s agreement to not compete with Steinway, Inc. for a period of one year from the date of termination or non-renewal.

ITEM 8.01 OTHER ITEMS

On April 29, 2011 the Company announced that its dual class voting structure will be eliminated in connection with the sale of the Company’s Class A Common Stock. A full text of the press release is included as Exhibit 99.2 to this Report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Dana D. Messina

10.2	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Kyle R. Kirkland

10.3	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Dennis M. Hanson

10.4	Employment Agreement dated May 1, 2011 between Steinway & Sons and Thomas Kurrer

10.5	Employment Agreement dated May 1, 2011 between Conn-Selmer, Inc. and John M. Stoner, Jr.

10.6	Employment Agreement dated May 1, 2011 between Steinway, Inc. and Ronald Losby

17.1	Retirement Letter from A. Clinton Allen dated April 26, 2011

17.2	Retirement Letter from Rudolph K. Kluiber dated April 26, 2011

17.3	Retirement Letter from Peter McMillan dated April 26, 2011

99.1	Press release dated May 2, 2011 announcing the appointment of Michael T. Sweeney, Edward Kim and Don Kwon to the Steinway Musical Instruments, Inc. Board of Directors

99.2

Press release dated April 29, 2011 announcing the elimination of Steinway Musical Instruments, Inc.’s dual class voting structure and retirement of three members of the Steinway Musical Instruments, Inc. Board of Directors

99.3	Stock Transfer Agreement by and among ValueAct SmallCap Master Fund, L.P., Samick Musical Instruments Co, Ltd, Kyle R. Kirkland and Dana M. Messina

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2011	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Dana D. Messina

10.2	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Kyle R. Kirkland

10.3	Employment Agreement dated May 1, 2011 between Steinway Musical Instruments, Inc. and Dennis M. Hanson

10.4	Employment Agreement dated May 1, 2011 between Steinway & Sons and Thomas Kurrer

10.5	Employment Agreement dated May 1, 2011 between Conn-Selmer, Inc. and John M. Stoner, Jr.

10.6	Employment Agreement dated May 1, 2011 between Steinway, Inc. and Ronald Losby

17.1	Retirement Letter from A. Clinton Allen dated April 26, 2011

17.2	Retirement Letter from Rudolph K. Kluiber dated April 26, 2011

17.3	Retirement Letter from Peter McMillan dated April 26, 2011

99.1	Press release dated May 2, 2011 announcing the appointment of Michael T. Sweeney, Edward Kim and Don Kwon to the Steinway Musical Instruments, Inc. Board of Directors

99.2

Press release dated April 29, 2011 announcing the elimination of Steinway Musical Instruments, Inc.’s dual class voting structure and retirement of three members of the Steinway Musical Instruments, Inc. Board of Directors

99.3	Stock Transfer Agreement by and among ValueAct SmallCap Master Fund, L.P., Samick Musical Instruments Co, Ltd, Kyle R. Kirkland and Dana M. Messina